AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$25,392	$25,153	1.0%	$101,158	$100,135	1.0%
Equipment	8,074	7,145	13.0%	24,490	22,201	10.3%
Total Operating Revenues	33,466	32,298	3.6%	125,648	122,336	2.7%

Operating Expenses
Cost of revenues
Equipment	8,496	7,358	15.5%	25,396	22,249	14.1%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,322	6,837	(7.5)%	25,424	26,972	(5.7)%
Selling, general and administrative	7,398	7,389	0.1%	28,942	28,411	1.9%
Asset impairments and abandonments and restructuring	334	14	—%	838	5,075	(83.5)%
Depreciation and amortization	5,128	5,374	(4.6)%	20,886	20,580	1.5%
Total Operating Expenses	27,678	26,972	2.6%	101,486	103,287	(1.7)%
Operating Income	5,788	5,326	8.7%	24,162	19,049	26.8%
Interest Expense	1,791	1,661	7.8%	6,804	6,759	0.7%
Equity in Net Income (Loss) of Affiliates	(10)	1,074	—%	1,895	1,989	(4.7)%
Other Income (Expense) — Net	278	569	(51.1)%	7,754	2,419	—%
Income Before Income Taxes	4,265	5,308	(19.6)%	27,007	16,698	61.7%
Income Tax Expense	109	900	(87.9)%	3,621	4,445	(18.5)%
Net Income	4,156	4,408	(5.7)%	23,386	12,253	90.9%
Less: Net Income Attributable to Noncontrolling Interest	(368)	(328)	(12.2)%	(1,433)	(1,305)	(9.8)%
Net Income Attributable to AT&T	$3,788	$4,080	(7.2)%	$21,953	$10,948	—%
Less: Preferred Stock Dividends and Redemption Gain	(36)	(49)	26.5%	(64)	(202)	68.3%
Net Income Attributable to Common Stock	$3,752	$4,031	(6.9)%	$21,889	$10,746	—%

Basic Earnings Per Share Attributable to Common Stock	$0.53	$0.56	(5.4)%	$3.04	$1.49	—%
Weighted Average Common Shares Outstanding (000,000)	7,098	7,207	(1.5)%	7,169	7,199	(0.4)%
Diluted Earnings Per Share Attributable to Common Stock	$0.53	$0.56	(5.4)%	$3.04	$1.49	—%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,108	7,215	(1.5)%	7,179	7,204	(0.3)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2025	2024
Assets
Current Assets
Cash and cash equivalents	$18,234	$3,298
Accounts receivable – net of related allowance for credit loss of $429 and $375	8,843	9,638
Inventories	2,420	2,270
Prepaid and other current assets	19,235	15,962
Total current assets	48,732	31,168
Property, Plant and Equipment – Net	131,559	128,871
Goodwill – Net	63,425	63,432
Licenses – Net	128,148	127,035
Other Intangible Assets – Net	5,254	5,255
Investments in and Advances to Equity Affiliates	1,106	295
Operating Lease Right-Of-Use Assets	22,642	20,909
Other Assets	19,332	17,830
Total Assets	$420,198	$394,795
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,011	$5,089
Accounts payable and accrued liabilities	38,514	35,657
Advanced billings and customer deposits	4,266	4,099
Dividends payable	1,989	2,027
Total current liabilities	53,780	46,872
Long-Term Debt	127,089	118,443
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	58,312	58,939
Postemployment benefit obligation	8,478	9,025
Operating lease liabilities	18,943	17,391
Other noncurrent liabilities	25,104	23,900
Total deferred credits and other noncurrent liabilities	110,837	109,255
Redeemable Noncontrolling Interest	2,001	1,980
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,533	109,108
Retained earnings	15,768	1,871
Treasury stock	(18,529)	(15,023)
Accumulated other comprehensive income (loss)	(860)	795
Noncontrolling interest	15,958	13,873
Total stockholders’ equity	126,491	118,245
Total Liabilities and Stockholders’ Equity	$420,198	$394,795

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2025	2024
Operating Activities
Net income	$23,386	$12,253
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,886	20,580
Provision for uncollectible accounts	2,271	1,969
Asset impairments and abandonments and restructuring	838	5,075
Pension and postretirement benefit expense (credit)	(1,588)	(1,883)
Actuarial (gain) loss on pension and postretirement benefits - net	519	56
Net (gain) loss on investments	(5,889)	80
Changes in operating assets and liabilities:
Receivables	(1,526)	123
Equipment installment receivables and related sales	324	(1,846)
Contract asset and cost deferral	(1,208)	160
Inventories, prepaid and other current assets	(460)	70
Accounts payable and other accrued liabilities	884	(1,104)
Changes in income taxes	2,226	1,978
Postretirement claims and contributions	(1,436)	(166)
Other - net	1,057	1,426
Total adjustments	16,898	26,518
Net Cash Provided by Operating Activities	40,284	38,771

Investing Activities
Capital expenditures	(20,842)	(20,263)
Acquisitions, net of cash acquired	(379)	(380)
Dispositions	3,218	75
Distributions from DIRECTV in excess of cumulative equity in earnings	—	928
(Purchases), sales and settlements of securities - net	181	2,575
Other - net	(955)	(425)
Net Cash Used in Investing Activities	(18,777)	(17,490)

Financing Activities
Issuance of other short-term borrowings	—	491
Repayment of other short-term borrowings	—	(2,487)
Issuance of long-term debt	14,027	19
Repayment of long-term debt	(5,528)	(10,297)
Payment of vendor financing	(1,181)	(1,792)
Redemption of preferred stock	(2,075)	—
Purchase of treasury stock	(4,500)	(215)
Issuance of treasury stock	21	15
Issuance of preferred interests in subsidiary	2,221	—
Redemption of preferred interests in subsidiary	(65)	—
Dividends paid	(8,180)	(8,208)
Other - net	(1,126)	(2,234)
Net Cash Used in Financing Activities	(6,386)	(24,708)
Net increase (decrease) in cash and cash equivalents and restricted cash	15,121	(3,427)
Cash and cash equivalents and restricted cash beginning of year	3,406	6,833
Cash and Cash Equivalents and Restricted Cash End of Year	$18,527	$3,406

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Capital expenditures
Purchase of property and equipment	$6,737	$6,800	(0.9)%	$20,677	$20,101	2.9%
Interest during construction	44	43	2.3%	165	162	1.9%
Total Capital Expenditures	$6,781	$6,843	(0.9)%	$20,842	$20,263	2.9%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	322	28	—%	323	181	78.5%
Interest during construction - spectrum	10	30	(66.7)%	56	199	(71.9)%
Total Acquisitions	$332	$58	—%	$379	$380	(0.3)%

Cash paid for interest	$1,454	$1,517	(4.2)%	$6,625	$7,132	(7.1)%

Cash paid for income taxes, net of refunds	$456	$1,574	(71.0)%	$1,353	$2,456	(44.9)%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$1.11	$1.11	—%

End of Period Common Shares Outstanding (000,000)	7,037	7,176	(1.9)%
Debt Ratio	51.4%	50.7%	70	BP
Total Employees	133,030	140,990	(5.6)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Segment Operating Revenues
Mobility	$24,354	$23,129	5.3%	$89,482	$85,255	5.0%
Business Wireline	4,202	4,545	(7.5)%	17,231	18,819	(8.4)%
Consumer Wireline	3,565	3,465	2.9%	14,183	13,578	4.5%
Total Segment Operating Revenues	32,121	31,139	3.2%	120,896	117,652	2.8%

Segment Operating Income (Loss)
Mobility	6,400	6,124	4.5%	27,196	26,314	3.4%
Business Wireline	(163)	(211)	22.7%	(816)	(88)	—%
Consumer Wireline	538	276	94.9%	1,547	869	78.0%
Total Segment Operating Income	$6,775	$6,189	9.5%	$27,927	$27,095	3.1%

Operating Income Margin	21.1%	19.9%	120	BP	23.1%	23.0%	10	BP

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$16,954	$16,563	2.4%	$67,384	$65,373	3.1%
Equipment	7,400	6,566	12.7%	22,098	19,882	11.1%
Total Operating Revenues	24,354	23,129	5.3%	89,482	85,255	5.0%

Operating Expenses
Operations and support	15,191	14,241	6.7%	51,864	48,724	6.4%
Depreciation and amortization	2,763	2,764	—%	10,422	10,217	2.0%
Total Operating Expenses	17,954	17,005	5.6%	62,286	58,941	5.7%
Operating Income	$6,400	$6,124	4.5%	$27,196	$26,314	3.4%

Operating Income Margin	26.3%	26.5%	(20)	BP	30.4%	30.9%	(50)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2025	2024	Change
Mobility Subscribers
Postpaid	90,879	89,200	1.9%
Postpaid phone	74,214	72,749	2.0%
Prepaid	18,294	19,023	(3.8)%
Reseller	10,932	9,628	13.5%
Total Mobility Subscribers[1]	120,105	117,851	1.9%

Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Mobility Net Additions
Postpaid Phone Net Additions	421	482	(12.7)%	1,551	1,653	(6.2)%
Total Phone Net Additions	166	363	(54.3)%	1,159	1,525	(24.0)%

Postpaid	641	839	(23.6)%	1,738	2,250	(22.8)%
Prepaid	(183)	(136)	(34.6)%	(536)	(102)	—%
Reseller	699	1,110	(37.0)%	1,112	2,020	(45.0)%
Total Mobility Net Additions[1,2]	1,157	1,813	(36.2)%	2,314	4,168	(44.5)%

Postpaid Churn	1.12%	1.00%	12	BP	1.05%	0.92%	13 BP
Postpaid Phone Churn	0.98%	0.85%	13	BP	0.90%	0.76%	14 BP
[1]Wireless subscribers and net additions exclude customers with free lines provided under promotional pricing until such lines are converted to paying lines.
[2]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Legacy and other transitional services	$2,138	$2,590	(17.5)%	$9,170	$11,095	(17.4)%
Fiber and advanced connectivity services	1,907	1,786	6.8%	7,333	6,969	5.2%
Equipment	157	169	(7.1)%	728	755	(3.6)%
Total Operating Revenues	4,202	4,545	(7.5)%	17,231	18,819	(8.4)%

Operating Expenses
Operations and support	3,085	3,348	(7.9)%	12,213	13,352	(8.5)%
Depreciation and amortization	1,280	1,408	(9.1)%	5,834	5,555	5.0%
Total Operating Expenses	4,365	4,756	(8.2)%	18,047	18,907	(4.5)%
Operating Income (Loss)	$(163)	$(211)	22.7%	$(816)	$(88)	—%

Operating Income Margin	(3.9)%	(4.6)%	70	BP	(4.7)%	(0.5)%	(420)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services, and AT&T Internet Air (AIA) services, to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2025	2024		Change	2025	2024		Change
Operating Revenues
Broadband	$3,105	$2,911		6.7%	$12,187	$11,212		8.7%
Legacy voice and data services	219	293		(25.3)%	1,013	1,265		(19.9)%
Other service and equipment	241	261		(7.7)%	983	1,101		(10.7)%
Total Operating Revenues	3,565	3,465		2.9%	14,183	13,578		4.5%

Operating Expenses
Operations and support	2,195	2,247		(2.3)%	8,933	9,048		(1.3)%
Depreciation and amortization	832	942		(11.7)%	3,703	3,661		1.1%
Total Operating Expenses	3,027	3,189		(5.1)%	12,636	12,709		(0.6)%
Operating Income	$538	$276		94.9%	$1,547	$869		78.0%

Operating Income Margin	15.1%	8.0%	710	BP	10.9%	6.4%	450	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2025	2024		Change
Broadband Connections
Broadband[1]					14,704	13,987		5.1%
Fiber Broadband Connections					10,406	9,331		11.5%

	Fourth Quarter			Percent	Year Ended			Percent
	2025	2024		Change	2025	2024		Change
Broadband Net Additions
Broadband Net Additions[1,2]	210	123		70.7%	729	258		—%
Fiber Broadband Net Additions	283	307		(7.8)%	1,075	1,024		5.0%
[1] Includes AIA.
[2] Excludes the impact of subscriber disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Wireless service	$742	$634	17.0%	$2,715	$2,668	1.8%
Wireless equipment	517	410	26.1%	1,664	1,564	6.4%
Total Operating Revenues	1,259	1,044	20.6%	4,379	4,232	3.5%

Operating Expenses
Operations and support	1,036	873	18.7%	3,563	3,535	0.8%
Depreciation and amortization	189	150	26.0%	671	657	2.1%
Total Operating Expenses	1,225	1,023	19.7%	4,234	4,192	1.0%
Operating Income	$34	$21	61.9%	$145	$40	—%

Operating Income Margin	2.7%	2.0%	70	BP	3.3%	0.9%	240	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2025	2024	Change
Mexico Wireless Subscribers
Postpaid	6,751	5,837	15.7%
Prepaid	17,730	17,486	1.4%
Reseller	199	253	(21.3)%
Total Mexico Wireless Subscribers	24,680	23,576	4.7%

Fourth Quarter	Percent	Year Ended	Percent
2025	2024	Change	2025	2024	Change
Mexico Wireless Net Additions
Postpaid	328	204	60.8%	914	601	52.1%
Prepaid	222	490	(54.7)%	244	823	(70.4)%
Reseller	(19)	(29)	34.5%	(54)	(164)	67.1%
Total Mexico Wireless Net Additions	531	665	(20.2)%	1,104	1,260	(12.4)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$24,354	$15,191	$2,763	$6,400
Business Wireline	4,202	3,085	1,280	(163)
Consumer Wireline	3,565	2,195	832	538
Total Communications	32,121	20,471	4,875	6,775
Latin America	1,259	1,036	189	34
Segment Total	33,380	21,507	5,064	6,809
Corporate and Other
Corporate:
DTV-related retained costs	—	56	50	(106)
Parent administration support	(3)	490	4	(497)
Securitization fees	28	164	—	(136)
Value portfolio	61	13	—	48
Total Corporate	86	723	54	(691)
Certain significant items	—	320	10	(330)
Total Corporate and Other	86	1,043	64	(1,021)
AT&T Inc.	$33,466	$22,550	$5,128	$5,788

December 31, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$23,129	$14,241	$2,764	$6,124
Business Wireline	4,545	3,348	1,408	(211)
Consumer Wireline	3,465	2,247	942	276
Total Communications	31,139	19,836	5,114	6,189
Latin America	1,044	873	150	21
Segment Total	32,183	20,709	5,264	6,210
Corporate and Other
Corporate:
DTV-related retained costs	—	108	97	(205)
Parent administration support	(2)	486	1	(489)
Securitization fees	30	179	—	(149)
Value portfolio	87	25	2	60
Total Corporate	115	798	100	(783)
Certain significant items	—	91	10	(101)
Total Corporate and Other	115	889	110	(884)
AT&T Inc.	$32,298	$21,598	$5,374	$5,326

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$89,482	$51,864	$10,422	$27,196
Business Wireline	17,231	12,213	5,834	(816)
Consumer Wireline	14,183	8,933	3,703	1,547
Total Communications	120,896	73,010	19,959	27,927
Latin America	4,379	3,563	671	145
Segment Total	125,275	76,573	20,630	28,072
Corporate and Other
Corporate:
DTV-related retained costs	—	225	200	(425)
Parent administration support	(1)	1,737	18	(1,756)
Securitization fees	115	702	—	(587)
Value portfolio	259	50	—	209
Total Corporate	373	2,714	218	(2,559)
Certain significant items	—	1,313	38	(1,351)
Total Corporate and Other	373	4,027	256	(3,910)
AT&T Inc.	$125,648	$80,600	$20,886	$24,162

December 31, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$85,255	$48,724	$10,217	$26,314
Business Wireline	18,819	13,352	5,555	(88)
Consumer Wireline	13,578	9,048	3,661	869
Total Communications	117,652	71,124	19,433	27,095
Latin America	4,232	3,535	657	40
Segment Total	121,884	74,659	20,090	27,135
Corporate and Other
Corporate:
DTV-related retained costs	—	465	414	(879)
Parent administration support	(2)	1,722	6	(1,730)
Securitization fees	116	628	—	(512)
Value portfolio	338	102	17	219
Total Corporate	452	2,917	437	(2,902)
Certain significant items	—	5,131	53	(5,184)
Total Corporate and Other	452	8,048	490	(8,086)
AT&T Inc.	$122,336	$82,707	$20,580	$19,049